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                                                                   Exhibit 10.72

                             FIRST AMENDMENT TO THE
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN OF
                               GALEY & LORD, INC.

           On the 13th day of February, 2001, Galey & Lord, Inc. amended and restated the Supplemental Executive Retirement Plan for Galey & Lord, Inc.;

           WHEREAS, it is now desirable to amend said Plan in order to appropriately coordinate benefits with benefits provided under the Retirement Plan for Employees of Galey & Lord, Inc.

           NOW, THEREFORE, said Plan is amended as follows:

1. The first paragraph of Attachment A is hereby deleted and the following is substituted in lieu thereof:

    In addition to the benefit payable under the Qualified Plan, a Participant who is an employee of Galey & Lord Industries, Inc. shall be entitled to an annual benefit at Normal Retirement Age payable in monthly amounts as a Five Years Certain and Life Annuity (as defined in Section 5.1(b), which shall be the Normal Form of Payment) equal to:

      (a) one and seventy-five hundredths percent (1.75%) of his Average Compensation (defined below) multiplied by his Years of Service, not to exceed thirty (30) years; LESS

      (b) his federal Social Security benefit projected to be paid on his Normal Retirement Date; LESS

      (c) his accrued benefit under the Qualified Plan, payable at his Normal Retirement Date in the form of a life annuity, if benefits had continued to accrue under the Qualified Plan as in effect on September 1, 2001, disregarding any amendment to the Qualified Plan after September 1, 2001, that reduced future benefit accruals.

    This calculation shall be made without regard to any dollar limitation of the Code applicable to the Qualified Plan. For Eligible Employees of Galey & Lord Industries, Inc., service prior to February 1, 1988 shall not be considered.

2. The first paragraph of Attachment B is hereby deleted and the following is substituted in lieu thereof.

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In addition to the benefit payable under the Qualified Plan, a Participant who is an employee of Swift Textiles, Inc. shall be entitled to an annual benefit at Normal Retirement Age payable in monthly amounts as a Five Years Certain and Life Annuity (as defined in Section 5.1(b), which shall be the Normal Form of Payment) equal to:
          (a) one and seventy-five hundredths percent (1.75%) of his Average Compensation (defined below) multiplied by his Years of Service, not to exceed thirty (30) years; LESS
          (b) his federal Social Security benefit projected to be paid on his Normal Retirement Date; LESS
          (c) his accrued benefit under the Qualified Plan payable at his Normal Retirement Date in the form of a life annuity, if benefits had continued to accrue under the Qualified Plan as in effect on September 1, 2001, disregarding any amendment to the Qualified Plan after September 1, 2001, that reduced future benefit accruals. For Participants of Swift Textiles, Inc. who were employed on October 1, 1998, the accrued benefit provided by the Qualified Plan to be offset from (a) above shall not include benefits accrued prior to October 1, 1998.
     This calculation shall be made without regard to any dollar limitation of the Code applicable to the Qualified Plan. For Eligible Employees of Swift Textiles, Inc., service prior to October 1, 1998 shall not be considered.

               IN WITNESS WHEREOF, this amendment to the Supplemental Executive Retirement Plan of Galey & Lord, Inc. is, by the authority of the Board of Directors of the Employer, executed on behalf of the Employer, the 20th day of
                                                                   -----
September, 2001.

                                              GALEY & LORD, INC.

                                              /s/ Arthur C. Wiener
                                              ------------------------
                                              Arthur C. Wiener, Chairman
                                              and Chief Executive Officer


ATTEST:

/s/ Leonard F. Ferro
---------------------------
Leonard F. Ferro, Secretary

09/18/01